EXHIBIT 10.20.2
                                    AMENDMENT
                                ALBERTSON'S, INC.
                         1990 DEFERRED COMPENSATION PLAN

     This Amendment is made by Albertson's, Inc., a Delaware corporation (the "Corporation").

                                    RECITALS:

A.   The   Corporation   established   the   Albertson's,   Inc.  1990  Deferred
     Compensation Plan effective January 1, 1990 (the "Plan").

B. The Corporation, pursuant to Section 10.1 of the Plan, retained the right to amend the Plan and Section 10.1 provides that the Plan may be amended by the Grantor Trust Committee appointed by the Board of Directors of Albertson's, Inc. (the "Committee").

C. The Committee has determined that it is advisable to amend the Plan in the manner hereinafter set forth.

                                   AMENDMENTS:

     NOW, THEREFORE, be it resolved that the Plan is amended, as of January 1, 1998, in the following respects:

1.   Section 1.11 (originally Section 1.10) (relating to the term "Disabled") in
     Article I, Definitions is deleted and the other sections are renumbered accordingly.

2. Section 1.12 (originally Section 1.12 and formerly Section 1.13) in Article I, Definitions is amended and restated to read, in its entirety, as follows:

     1.12 "Eligible Employee" means any employee of the Employer who (i) (a) holds a position of Vice President or above or is in the Company's Salary Administration Program and (b) has a Base Salary of $55,000 or more (as indexed pursuant to the Salary Schedule Adjustment), or (ii) satisfies such other criteria as may be established by the Committee. An employee shall cease to be an Eligible Employee if the employee does not receive his Base Salary for four (4) or more consecutive weeks.

3. All other provisions of the Plan remain the same as in effect immediately prior to this Amendment.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned on this 5th day of November, 1997.

                                             ALBERTSON'S, INC.
                                             a Delaware corporation



                                             By:  /s/  Thomas R. Saldin
                                             Thomas R. Saldin
                                             Executive Vice President,
                                             Administration and General Counsel